                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  November 25, 1997




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



     Delaware                         1-12898                      38-2011419
     --------                         -------                      ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
   of incorporation)                                         Identification No.)


 27555 Farmington Road                                          48334-3357
Farmington Hills, Michigan                                      ----------
--------------------------                                      (Zip Code)
  (Address of principal
   executive offices)


Registrant's telephone number, including area code:  (248) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of November 25, 1997 for Series
          1987-2, Distribution Reports as of December 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of November 20, 1997 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                       (Registrant)




Date:  November 25, 1997               By:  /s/ Larry N. Ciofu
                                            --------------------------------
                                            Larry N. Ciofu
                                            Vice President

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1987-2

                     Distribution Date Statement for    November 25, 1997

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%           $0.00         124          $0.00            $0.00

 2-E   9.9500%  $11,460,551.40       5,200     $95,027.07       $95,027.07
               ---------------- ----------- -------------- ----------------
                $11,460,551.40      88,124     $95,027.07       $95,027.07

  Interest                       Principal         Principal         Per $1,000
Payable Per     Principal       Payable Per       Balance After      CTF After
 $1,000 CTF      Payable         $1,000 CTF     November  25, 1997   November  25, 1997
------------  --------------  ----------------  -----------------    ------------------
  $0.000000                         $0.000000                              $0.000000

  $0.000000                         $0.000000                              $0.000000

  $0.000000                         $0.000000                              $0.000000

  $0.000000           $0.00          -                     $0.00           $0.000000

 $18.274437     $277,810.83        $53.425160     $11,182,740.57       $2,150.527033
              --------------                    -----------------
                $277,810.83                       $11,182,740.57

Agency MBS Collections :
        Interest                                          $95,669.51
        Principal                                        $277,810.83
Investment Income                                            $430.73

                                                     ----------------
TOTAL AVAILABLE                                          $373,911.07

Due   to Certificateholders                              $372,837.90

                                                     ----------------
Available for Expenses and Residual Payments               $1,073.17

Expenses Payable                                            ($285.95)

                                                     ----------------
Net Balance                                                  $787.22
                                                     ================


Due to Residual Holders                                      $787.22

Amount Payable Per Individual
Residual Certificate (5% Denomination):                     $39.3610

Ending Aggregate Agency MBS Balance:              $11,202,531.69


Accrual Distribution Amount:                               $0.00
Aggregate Cash Flow Value Decline:                   $277,810.83





                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-1

               Distribution Date Statement for December 1, 1997

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $11,323,265.26      10,440     $93,416.94       $93,416.94
               ---------------- ----------- -------------- ----------------
                $11,323,265.26     100,000     $93,416.94       $93,416.94

                                                              Principal Balance
  Interest                    Principal       Principal       Per $1,000
Payable Per    Principal     Payable Per    Balance After     CTF After
 $1,000 CTF     Payable*      $1,000 CTF   December 1, 1997   December 1, 1997
------------ --------------  ------------  ----------------   ----------------
  $0.000000          $0.00     $0.000000             $0.00         $0.000000

  $0.000000          $0.00     $0.000000             $0.00         $0.000000

  $8.947983    $296,123.71    $28.364340    $11,027,141.55     $1,056.239612
             --------------                ----------------
               $296,123.71                  $11,027,141.55

Agency MBS Collections :
        Interest                                          $94,362.76
        Principal                                        $296,123.71
Investment Income                                            $491.57
                                                     ----------------
TOTAL AVAILABLE                                          $390,978.04

Due to Certificateholders                               ($389,540.65)
                                                     ----------------
Available for Expenses and Residual Payments               $1,437.39

Expenses Payable                                            ($285.60)

                                                     ----------------
Net Balance                                                $1,151.79
                                                     ================


Due to Residual Holders                                    $1,151.79

Amount Payable Per Individual
Residual Certificate (5% Denomination):                     $57.5895

Ending Aggregate Agency MBS Balance:        $11,027,409.08


             Accrual Distribution Amount:                              $0.00
             Aggregate Cash Flow Value Decline:                  $296,123.71
                                                             ----------------
             *Aggregate Amount of Principal Distributable:       $296,123.71





                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660

            *

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-2
                       Distribution Date Statement for        December 1, 1997




       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $14,283,844.43      10,200    $111,890.11      $111,890.11
               ---------------- ----------- -------------- ----------------
                $14,283,844.43     100,000    $111,890.11      $111,890.11

                                                              Principal Balance
  Interest                     Principal       Principal      Per $1,000
Payable Per     Principal     Payable Per    Balance After    CTF After
 $1,000 CTF     Payable*       $1,000 CTF   December 1, 1997  December 1, 1997
------------ ---------------  ------------  ----------------  ----------------
  $0.000000           $0.00     $0.000000             $0.00         $0.000000

  $0.000000           $0.00     $0.000000             $0.00         $0.000000

  $0.000000           $0.00     $0.000000             $0.00         $0.000000

  $0.000000           $0.00     $0.000000             $0.00         $0.000000

 $10.969619     $298,245.66    $29.239771    $13,985,598.77     $1,371.137134
             ---------------                ----------------
                $298,245.66                  $13,985,598.77

Agency MBS Collections :
        Interest                                         $113,080.57
        Principal                                        $298,245.66
Investment Income                                            $531.27
                                                     ----------------
TOTAL AVAILABLE                                          $411,857.50

Due to Certificateholders                               ($410,135.77)
                                                     ----------------
Available for Expenses and Residual Payments               $1,721.73

Expenses Payable                                            ($336.37)

Net Balance                                                $1,385.36
                                                     ----------------


Due to Residual Holders                                    $1,385.36

Amount Payable Per Individual
Residual Certificate (5% Denomination):                     $69.2680

Ending Aggregate Agency MBS Balance:         $13,985,613.52


             Accrual Distribution Amount:                               $0.00
             Aggregate Cash Flow Value Decline:                   $298,245.66
                                                              ----------------
             *Aggregate Amount of Principal Distributable:        $298,245.66

             Principal Allocation:          Class 2-A:                 0.0000%
                                            Class 2-D:                 0.0000%



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1

            Distribution Date Statement for     November 20, 1997

                    UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
----- --------- ---------------- ----------- ------------ --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%           $0.00      16,500        $0.00          $0.00

 1-E    9.0000%   $9,813,712.10      12,000   $73,602.84     $73,602.84

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $19,627.42         152    $4,244.43      $4,244.43
                ---------------- ----------- ------------ --------------
                  $9,833,339.52      96,702   $77,847.27     $77,847.27

    Interest                       Principal       Principal       Per $1,000
   Payable Per      Principal     Payable Per     Balance After    CTF After
   $1,000 CTF        Payable*      $1,000 CTF   November  20, 1997 November  20, 1997
----------------- --------------  ------------  -----------------  ------------------
       $0.000000          $0.00     $0.000000              $0.00         $0.000000

       $0.000000          $0.00     $0.000000              $0.00         $0.000000

       $0.000000          $0.00     $0.000000              $0.00         $0.000000

       $0.000000          $0.00     $0.000000              $0.00         $0.000000

       $6.133570    $313,876.19    $26.156349      $9,499,835.91       $791.652993

       $0.000000          $0.00     $0.000000              $0.00         $0.000000

       $0.000000          $0.00     $0.000000              $0.00         $0.000000

       $0.000000          $0.00     $0.000000              $0.00         $0.000000

      $27.923882        $627.75     $4.129934         $18,999.67       $124.997829
                  --------------                -----------------
                    $314,503.94                    $9,518,835.58

                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per
        RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF
      --------- ---------------- ----------- ------------ --------------  -----------------
 1-R    0.0000%           $0.00       3,298        $7.95          $7.95          $0.002411



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     November  20, 1997
----- --------- ---------------- ----------- ------------ --------------  ------------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%           $0.00      16,533        $0.00          $0.00              $0.00

1-ES    9.5000%  $10,473,951.18      12,024   $81,785.30    $314,503.94     $10,159,447.24

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $10,473,951.18     100,000   $81,785.30    $314,503.94     $10,159,447.24

                                                 Principal Balance
                 Principal       Principal       Per $1,000
  Principal     Payable Per     Balance After    CTF After
   Payable*      $1,000 CTF   November  20, 1997 November  20, 1997
--------------  ------------  -----------------  --------------------
    $0.00        $0.000000         $0.00             $0.000000

                     FIREMAN'S FUND MORTGAGE CORPORATION
              AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1

              DISTRIBUTION DATE STATEMENT FOR November 20, 1997



Agency MBS Collections :
         Interest                                        $77,855.22
         Principal                                      $314,503.94
Investment Income                                           $150.85
                                                    ----------------
Lower Tier REMIC Collection Account                     $392,510.01
                                                    ----------------
Upper Tier REMIC Collection Account                     $392,510.01

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificates                  ($314,503.94)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                   ($77,847.27)

Expenses Payable                                              $0.00



REMIC Taxes Payable                                           $0.00

Interest Payable to Class 1-R Certificate                    ($7.95)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                              ($150.85)
                                                    ----------------
Net Balance                                                  ($0.00)
                                                    ================

Beginning Aggregate Agency MBS Balance :          $100,001,006.61
Ending Aggregate Agency MBS Balance :               $9,519,842.01


 Aggregate Cash Flow Value Decline:                   $314,503.94
                                                  ----------------
 *Aggregate Amount of Principal Distributable:        $314,503.94



 Principal Allocation:


 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:


 Class 1-E:               2.61563492%
 Class 1-I:               0.41299342%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R :

 Class 1-R:               0.00000000%





 THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee
 Corporate Trust Division
 Suite 0126
 One First National Plaza
 Chicago, Illinois  60670
 (312)407-4660